UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

600 University Street, Suite 3010
Seattle, Washington 98101-1129

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2010

Date of reporting period: January 1, 2010-June 30, 2010

Kavilco Incorporated

Semi-Annual Report

June 30, 2010 (unaudited)

ITEM 1.	HIGHLIGHTS FROM AUGUST 2010 NEWSLETTER TO SHAREHOLDERS REGARDING FINANCIAL STATEMENTS.

Note to SEC: Kavilco Incorporated is an Alaska Native Corporation that operates under the Investment Company Act of 1940. The Alaska Native Claims Settlement Act, which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock can only be transferred by court decree or gifting to a blood relative, and cannot be sold or used as collateral. The following discussion has been edited so that only shareholder meetings announcements, portfolio, and financial issues from Kavilco's newsletter are attached to the N-CSRS. Articles not included in our filing are Direct Deposit and In Kasaan.

37th Annual Meeting of Shareholders
The 37th Annual Meeting of Shareholders is scheduled for Saturday, November 6, 2010 at Cape Fox Lodge in Ketchikan, Alaska.

Registration will take place from 11:00 a.m. to noon in the Shaa Hit Room. The meeting will begin at 1:00 p.m. and end at 3:00 p.m. The primary items of business are the approval of the Corporation's independent public accountants and the election of Directors. Directors whose terms expire this year are Laird A. Jones, Melanie Locklear and Louis A. Thompson. Your 2009 Annual Report and Proxy Statement will be mailed in October. We urge you to attend the Annual Meeting if possible. Attendance at our shareholder meetings helps maintain good communications and understanding. Your vote is important! Even if you are unable to attend the Annual Meeting we hope you will vote your proxy as soon as possible.

The Annual Dinner and Auction will be also be held in the Shaa Hit Room at Cape Fox Lodge. Doors will open at 5:30 p.m.

Congratulations to Louis A. Thompson on his 35th Anniversary as Kavilco's President. Through the diligence of Mr. Thompson, Willard L. Jones, Robert I. Olsen, Rosemarie Ramiskey and Robert R. Young, Kavilco was incorporated in 1973. Mr. Thompson served as interim Board President in 1972 and was elected President of the Corporation in 1973. He was hired by the Corporation as Field Operations Manager in 1975. Kavilco thanks him for 35 years of dedicated service. Háw' aa Mr. Thompson!

Economy and Portfolio
The key to our economic recovery is the trend in job growth. Without an improved labor market, the pace of economic growth will remain lackluster with a lingering threat of deflation. Employment trends have improved but at a glacial pace. The number of long-term unemployed continues to climb to new highs, with 46% being without a job for at least 27 weeks. If the pace of job gains does not pick up, then consumer incomes and spending cannot grow and the housing sector cannot revive.

Historically, housing has led us out of post WWII recessions. Housing contnues to be a drag on our economy. There are eight million loans in some state of delinquency, default or foreclosure. There are 100,000 to 125,000 new notices of default sent out monthly. Federal pressure on banks to modify terms of housing loans to take the pressure off of delinquencies and foreclosures is running at 70% default rate. As far as the future goes, according to the Mortgage Bankers Association, mortgage applications purchase index fell to a new cyclical low in the latest week of June. Housing is still a long way from moving into a health recovery.

There has been much debate over the likelihood of a double dip recession. Some respected analysts give us a 50-50 chance that we will slip back into a recession in 2011 as the economy softens and a large tax increase (from the expiring Bush tax cuts) expires. Double dips are rare. However, the Treasury market and money supply figures are signaling deflationary environment and slower economic growth .

Our portfolio is made up of twenty-four equity positions and thirty-eight corporate bond positions. We have never had this many securities in our portfolio. At each meeting, the Board reviews the portfolio and makes recommendations. We've been very fortunate in the face of the economic malaise that our bond portfolio has held up quite well. However, we do have one position that we are closely monitoring.

As you are well aware of, the BP oil spill has had a disastrous impact on the Gulf of Mexico. The deep water drilling rig that blew up was owned by Transocean Inc., a company that we have $1,477,590 invested in bonds that mature in April, 2018. The Board reviewed various analytical reports on the situation. BP leased the deep drilling rig from Transocean and ran the drilling operation. BP made numerous decisions that weakened its control over the well in the event of a blowout and assumed all liability for the spill. The Board realizes there will be lawsuits filed against Transocean but they should not materially impact the company's ability to make interest and principal payments on its debts.

Amendment to Kavilco's Bylaws
Kavilco's Board of Directors approved an amendment to our Bylaws regarding advance notice of shareholder proposals and director nominations during our May 7 and 8, 2010 Board Meeting. The amendment provides for greater clarity regarding the process for conducting contested elections for directors.

Kavilco, as an investment company with the U.S. Securities and Exchange Commission, is subject to many of the proxy solicitation rules applicable to large public companies and the complexity of these rules require legal consultation. Shareholders interested in running ofr the Board are encouraged to contact Kavilco management for the new requirements.

Kavilco Incorporated
(An Investment Company)

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
For six months ended June 30, 2010 (unaudited)

ASSETS
Investments in securities, at market value (identified cost $31,243,319)	$34,009,723
Real estate at fair value (identified cost $1,054,089)	3,588,815
Cash and cash equivalents	2,309,546
Interest receivable	563,415
Premises and equipment, net	3,009
Prepaid expenses and other assets	24,403

Total assets	40,498,911

LIABILITIES
Accounts payable and accrued expenses	16,223
Dividends payable	126,316
Income taxes payable	416,000

Total liabilities	558,539

NET ASSETS	$39,940,372

Net assets consist of:
Unrealized appreciation on
Investments	$580,691
Real estate	2,534,726
Contributed capital	36,824,955

Net assets	$39,940,372

Net asset value per share of Class A and Class B common stock ($39,940,372) divided by 12,000 shares outstanding)	$3,328

See accompanying notes (unaudited).

Kavilco Incorporated
(An Investment Company)

Financial Statements

SCHEDULE OF INVESTMENTS

For six months ended June 30, 2010 (unaudited)

	Principal amount/shares	Fair Value
INVESTMENTS IN SECURITIES - 85.1%
U.S. Corporate Obligations - 83.6%
Chemical Industry - 4.6%
The Dow Chemical Company, 5.900%, due February 15, 2015	110,000	$120,211
E.I. Du Pont de Nemour, 5.250%, due December 15, 2016	1,519,000	1,732,286

Total Chemical Industry		1,852,497

Communications - 15.7%
Verizon NE Inc., 6.500%, due September 15, 2011	1,000,000	1,056,098
Comcast Corp., 10.625%, due July 15, 2012	1,338,000	1,557,112
AT&T, 5.100%, due September 15, 2014	1,250,000	1,386,678
CBS Corporation, 4.625%, due May 15, 2018	2,000,000	1,996,528
Deutsche Telekom Int. Fin., 6.000%, due July 8, 2019	250,000	276,481
Total Communications		6,272,897

Consumer, Cyclical - 9.4%
Dayton Hudson, 8.600%, due January 15, 2012	100,000	110,452
Home Depot Inc., 5.250%, due December 16, 2013	1,000,000	1,099,547
Safeway Inc., 5.625%, due August 15, 2014	1,229,000	1,377,330
Target Corp., 5.875%, due July 15, 2016	1,000,000	1,172,248
Total Consumer, Cyclical		3,759,577

Consumer, Non-cyclical - 9.3%
Clorox Company, 6.125%, due February 1, 2011	1,000,000	1,029,447
Yum! Brands Inc., 8.875%, due April 15, 2011	1,000,000	1,056,455
Coca Cola Enterprises, 8.500%, due February 1, 2012	700,000	778,789
McDonald's Corp., 5.300%, due March 15, 2017	500,000	563,946
Kraft Foods Inc., 6.500%, due August 11, 2017	250,000	290,379
Total Consumer, Non-cyclical		3,719,016

Energy - 12.6%
Smith International Inc., 6.750%, due February 15, 2011	500,000	515,363
PPL Energy Supply LLC, 5.700%, due October 15, 2015	80,000	87,219
Plains All American Pipeline, 6.125%, due January 15, 2017	1,345,000	1,459,954
XTO Energy Inc., 6.250%, due August 1, 2017	1,000,000	1,190,775
Kinder Morgan Energy Partners, 5.950%, due February 15, 2018	460,000	496,817
Transocean Sedco Forex Inc., 7.375%, due April 15, 2018	1,350,000	1,280,740
Total Energy		5,030,868

Financial - 2.9%
John Deere Capital Corp., 3.500%, due October 15, 2010	500,000	503,248
Boeing Capital Corp., 6.500%, due February 15, 2012	500,000	542,995
American Express Credit Co., 5.300%, due December 2, 2015	117,000	125,839
Total Financial		1,172,082

Industrial - 10.7%
CSX Corp., 6.750%, due March 15, 2011	450,000	466,140
CSX Corp., 5.500%, due August 1, 2013	964,000	1,053,823
TYCO Intl Group, 6.000%, due November 15, 2013	1,245,000	1,393,531
Union Pacific Corp., 4.875%, due January 15, 2015	1,000,000	1,087,889
ITT Corp., 6.125%, due May 1, 2019	250,000	288,134
Total Industrial		4,289,517

Technology - 8.9%
Xerox Corporation, 5.500%, due May 15, 2012	2,000,000	2,131,902
Cisco Systems Inc., 5.500%, due February 22, 2016	960,000	1,105,913
Oracle Corp., 5.000%, due July 18, 2019	250,000	277,325
Total Technology		3,515,140

Transportation - 1.6%
FedEx Corp., 8.000%, due January 15, 2019	500,000	634,965

Utilities - 7.9%
Dominion Resources, 5.000%, due March 15, 2013	1,000,000	1,082,642
Potomac Electric Power, 4.650%, due April 15, 2014	600,000	646,286
American Electric Power, 5.250%, due June 1, 2015	50,000	54,627
Southern Power Company, 4.875%, due July 15, 2015	1,250,000	1,358,866
Total Utilities		3,142,421

Total U.S. Corporate Obligations (cost $30,756,243)		33,388,980

Common Stock - 1.2%
Computer Software & Services - 0.2%
Microsoft Corp.	3,640	83,756

Drug Industry - less than 1%
Sanofi-Aventis-ADR	600	18,036

Electric Utility - 0.3%
Consolidated Edison Inc.	600	25,860
Duke Energy Corp.	700	11,200
NSTAR	600	21,000
Progress Energy Inc.	600	23,532
Scana Corp.	700	25,032
Southern Company	600	19,968
Total Electric Utility		126,592

Exchange Traded Funds - 0.1%
iShares Investment Grade Corp. Bonds	200	21,692
SPDR Gold Trust	250	30,420
Total Exchange Traded Funds		52,112

Food Processing - 0.1%
Unilever PLC	800	21,384

Natural Gas (Diversified) - 0.1%
ONEOK Inc.	600	25,950

Petroleum Industry - less than 1%
Royal Dutch Shell PLC	400	20,088

Real Estate Investment Trust - 0.2%
AvalonBay Communities, Inc.	400	37,348
Ventas Inc.	600	28,170
Total Real Estate Investment Trust		65,518

Telecommunication Services - 0.2%
AT&T	800	19,352
CenturyTel Inc.	800	26,648
Verizon Communications	800	22,416
Total Telecommunication Services		68,416

Total Common Stock (cost $372,046)		481,852

Publicly Traded Partnerships - 0.3%
Chemicals-Specialty - less than 1%
Terra Nitrogen Company LP	100	6,797

Oil/Gas Distribution - 0.3%
Buckeye Partners LP	500	29,520
Energy Transfer Partners LP	600	27,840
Kinder Morgan Energy Partners	500	32,530
Plains All American Pipeline	400	23,480
Suburban Propane Partners LP	400	18,724
Total Oil/Gas Distribution		132,094

Total Publicly Traded Partnerships (cost $115,030)		138,891

Total Investments in Securities (identified cost $31,243,319)		$34,009,723

See accompanying notes (unaudited).

Kavilco Incorporated
(An Investment Company)

Financial Statements

STATEMENT OF OPERATIONS

For six months ended June 30, 2010 (unaudited)

INVESTMENT INCOME
Interest	$863,254
Dividends	15,720

Total investment income	878,974

EXPENSES
Salaries and benefits	144,256
Directors' compensation and expenses	132,598
Legal and accounting	61,954
Custodian	9,415
Insurance expense	37,039
Office and equipment leases	33,860
General and administrative	51,353

Total expenses	470,475

Net investment income	408,499

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net increase in unrealized appreciation on investments (Note 4)	580,691

Total realized and unrealized gain on investments	580,691

NET OPERATING INCOME	989,190
OTHER INCOME (Note 5)	36,314

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,025,504

See accompanying notes (unaudited).

Kavilco Incorporated
(An Investment Company)

Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

For six months ended June 30, 2010 (unaudited)

INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$408,499
Net increase in unrealized appreciation on investments	580,691
Other income	36,314

Net increase in net assets resulting from operations	1,025,504

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS	(264,000)

Total increase in net assets	761,504
NET ASSETS
Beginning of year	39,178,868

Six months ended	$39,940,372

See accompanying notes (unaudited).

Kavilco Incorporated
(An Investment Company)

Financial Statements

NOTES TO THE FINANCIAL STATEMENTS

For the six months ended June 30, 2009 (unaudited)

Note 1. SEC Compliance
The following information discussed in Notes 1 and 3 are required to be conveyed to shareholders pursuant to Section 30 of the Investment Act of 1940.
Board fees: $28,600
Officers' compensation: $179,840

Note 2. Financial Accounting Standards No.157
The Company adopted the provisions of the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data from sources independent of the Company. Unobservable inputs reflect the Company’s own assumption about the assumptions that market participants would use in pricing the asset or liability developed on the best information available in the circumstance. The three-tier hierarchy of inputs is summarized below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Company's own assumptions in determining fair value of investments

The following table summarizes the valuation of the Company’s investments by the above fair value hierarchy levels as of June 30, 2010.

	Level 1	Level 2	Level 3	Balance as of June 30, 2010

ASSETS
Investments
U.S. corporate obligations	$-	$33,388,980	$-	$33,388,980
Common stock	481,852	-	-	481,852
Publicly traded partnerships	138,891	-	-	138,891
Real estate	-	-	3,588,815	3,588,815

	$620,743	$33,388,980	$3,588,815	$37,598,538

Note 3. Purchases and Sales of Securities
Purchases and sales of securities for the six months ended June 30, 2010 totaled $1,019,341 and $450,000 respectively.

Note 4. Unrealized Gain on Investments
Unrealized gain/loss is an accounting adjustment and does not enter into the calculation of dividend payments. The $580,691 unrealized gain is directly related to a drop in corporate bond interest rates over the past six months ended June 30, 2010.

Note 5. Other Income
One component of Other Income is 7(i) dividends. 7(i) refers to the provision in the Alaska Native Claims Settlement Act that directs regional corporations to share with Native shareholders a portion of income derived from sales of natural resources on Native land. Last year was the biggest increase in 7(i) revenue that we have ever experienced. Of course, these funds have always been distributed to you in the form of a dividend. So far this year 7(i) revenue has been substantially lower than last year’s which means our dividend will be impacted. We have no way of knowing if this shortfall will be made up during the remaining six months of this year. The following is an analysis of 7(i) revenue.

June 30, 2009 7(i) revenue	$105,600
June 30, 2010 7(i) revenue	21,120

Decrease in 7(i) revenue	$84,480

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders filed under Item 1 of this Form N-CSRS.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The Alaska Native Claims Settlement Act (ANCSA), which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock was given to its shareholders. It can only be transferred by court decree or gifting to a blood relative and cannot be sold or used as collateral. There is no provision in the ANCSA regulations for repurchase of shares.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No matters were voted on by shareholders during the period covered by this report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s President/Chief Executive Officer and Chief Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSRS:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (a) (1)	Certification of President/Chief Executive Officer

12 (a) (2)	Certification of Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Kavilco Incorporated

By:	/s/ Louis A. Thompson
Louis A. Thompson
President/Chief Executive Officer

Date: August 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Scott Burns
Scott Burns
Chief Financial Officer

Date: August 4, 2010